EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

3rd Quarter 2024

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

3Q 2024 Financial Supplement	2

Consolidated Financials
and Key Metrics

3Q 2024 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Net income (loss)	$1,135	$(589)	$217	$565	$26	(97.7)%	$2,232	$808	(63.8)%
Net income (loss) attributable to the noncontrolling interest	(71)	(109)	(103)	(137)	(160)	(125.4)%	(232)	(400)	(72.4)%
Net income (loss) attributable to Holdings	$1,064	$(698)	$114	$428	$(134)	(112.6)%	$2,000	$408	(79.6)%

Non-GAAP Operating Earnings (1)	$413	$476	$490	$494	$501	21.3%	$1,218	$1,485	21.9%

Total equity attributable to Holdings' shareholders	$1,642	$2,649	$2,032	$1,644	$3,220	96.1%	$1,642	$3,220	96.1%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	80	1,087	470	82	1,658	N/M	80	1,658	N/M
Less: Accumulated other comprehensive income (loss)	(9,802)	(7,777)	(8,166)	(8,645)	(6,595)	32.7%	(9,802)	(6,595)	32.7%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,882	$8,864	$8,636	$8,727	$8,253	(16.5)%	$9,882	$8,253	(16.5)%

Return on Equity (ex. AOCI) - TTM	21.7%	13.4%	12.8%	9.2%	(4.2)%		21.7%	(4.2)%
Non-GAAP Operating ROE (1)	16.3%	17.6%	19.2%	19.8%	21.2%		16.3%	21.2%

Debt to capital:
Debt to Capital (ex. AOCI)	25.0%	28.1%	27.3%	27.1%	28.1%		25.0%	28.1%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$3.02	$(2.15)	$0.30	$1.23	$(0.47)	(115.4)%	$5.47	$1.08	(80.2)%
Non-GAAP Operating Earnings (1)	$1.15	$1.33	$1.43	$1.43	$1.53	33.5%	$3.27	$4.37	33.5%
Book value per common share	$0.23	$3.26	$1.43	$0.25	$5.26	N/M	$0.23	$5.26	N/M
Book value per common share (ex. AOCI)	$28.90	$26.56	$26.36	$27.14	$26.16	(9.5)%	$28.90	$26.16	(9.5)%

Weighted-average common shares outstanding:
Basic	346.4	337.2	330.2	324.2	318.2	(8.1)%	354.4	324.2	(8.5)%
Diluted	348.0	337.2	332.7	327.3	318.2	(8.6)%	355.9	327.7	(7.9)%

Ending common shares outstanding	342.0	333.8	327.6	321.6	315.5	(7.7)%	342.0	315.5	(7.7)%

Return to common shareholders:
Common stock dividend	$77	$74	$73	$78	$76		$227	$227
Repurchase of common shares	238	241	253	247	254		678	754
Total capital returned to common shareholders	$315	$315	$326	$325	$330		$905	$981

Market Values:
S&P 500	4,288	4,770	5,254	5,460	5,762	34.4%	4,288	5,762	34.4%
US 10-Year Treasury	4.6%	3.9%	4.2%	4.4%	3.7%		4.6%	3.7%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

3Q 2024 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Revenues
Policy charges and fee income	$599	$599	$614	$617	$626	4.5%	$1,781	$1,857	4.3%
Premiums	267	281	275	282	313	17.2%	823	870	5.7%
Net derivative gains (losses)	615	(1,254)	(1,376)	(208)	(714)	(216.1)%	(1,143)	(2,298)	(101.0)%
Net investment income (loss)	1,071	1,223	1,219	1,166	1,309	22.2%	3,097	3,694	19.3%
Investment gains (losses), net	(411)	(159)	(39)	(16)	(46)	88.8%	(554)	(101)	81.8%
Investment management and service fees	1,217	1,241	1,278	1,240	1,287	5.8%	3,579	3,805	6.3%
Other income	266	239	259	429	301	13.2%	775	989	27.6%
Total revenues	3,624	2,170	2,230	3,510	3,076	(15.1)%	8,358	8,816	5.5%

Benefits and other deductions
Policyholders’ benefits	693	647	677	667	663	(4.3)%	2,107	2,007	(4.7)%
Remeasurement of liability for future policy benefits	49	29	1	(8)	16	(67.3)%	46	9	(80.4)%
Change in market risk benefits and purchased market risk benefits	(817)	(35)	(1,100)	(133)	79	109.7%	(1,772)	(1,154)	34.9%
Interest credited to policyholders’ account balances	556	563	566	605	708	27.3%	1,520	1,879	23.6%
Compensation and benefits	593	586	620	577	571	(3.7)%	1,742	1,768	1.5%
Commissions and distribution related payments	405	412	437	463	485	19.8%	1,178	1,385	17.6%
Interest expense	55	57	57	62	55	—%	171	174	1.8%
Amortization of deferred policy acquisition costs	165	169	172	169	184	11.5%	472	525	11.2%
Other operating costs and expenses	450	559	553	427	329	(26.9)%	1,339	1,309	(2.2)%
Total benefits and other deductions	2,149	2,987	1,983	2,829	3,090	43.8%	6,803	7,902	16.2%

Income (loss) from operations, before income taxes	1,475	(817)	247	681	(14)	(100.9)%	1,555	914	(41.2)%
Income tax (expense) benefit	(340)	228	(30)	(116)	40	111.8%	677	(106)	(115.7)%
Net income (loss)	1,135	(589)	217	565	26	(97.7)%	2,232	808	(63.8)%
Less: net (income) loss attributable to the noncontrolling interest	(71)	(109)	(103)	(137)	(160)	(125.4)%	(232)	(400)	(72.4)%
Net income (loss) attributable to Holdings	$1,064	$(698)	$114	$428	$(134)	(112.6)%	$2,000	$408	(79.6)%
Less: Preferred stock dividends	(14)	(26)	(14)	(26)	(14)	—%	(54)	(54)	—%
Net income (loss) available to Holdings' common shareholders	$1,050	$(724)	$100	$402	$(148)	(114.1)%	$1,946	$354	(81.8)%

Adjustments related to:
Variable annuity product features (1)	$(1,380)	$1,191	$319	$79	$738		$(584)	$1,136
Investment gains (losses), net	411	159	39	16	46		554	101
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	8	13	17	14	13		26	44
Other adjustments (2) (3) (4)	91	153	91	(32)	—		198	59
Income tax (expense) benefit related to above adjustments	183	(319)	(98)	(16)	(167)		(40)	(281)
Non-recurring tax items (5)	36	(23)	8	5	5		(936)	18
Non-GAAP Operating earnings (6)	$413	$476	$490	$494	$501		$1,218	$1,485

Notes:
(1) Includes the impact of favorable assumption updates of $16 million for the three and nine months ended September 30, 2024, respectively and 40 million for the three and nine months ended September 30, 2023, respectively.
(2) Includes certain gross legal expenses related to the COI litigation of $0 million and $106 million for the three and nine months ended September 30, 2024, respectively, and $0 million and $35 million for the three and nine months ended September 30, 2023, respectively. Includes the impact of unfavorable annual actuarial assumptions updates related to LFPB of $61 million for the three and nine months ended September 30, 2023.
(3) For the nine months ended September 30, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings.
(4) For the three and nine months ended September 30, 2024, includes $78 million contingent payment gain recognized in connection with a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022.
(5) For the three and nine months ended September 30, 2024 and 2023, respectively, non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period. An increase of the deferred tax valuation allowance of $20 million and a decrease of $970 million for the three and nine months ended September 30, 2023, respectively.
(6) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

3Q 2024 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024

Assets
Total investments	$97,209	$102,173	$102,620	$107,726	$114,246
Cash and cash equivalents	6,096	8,239	10,357	9,684	9,579
Cash and securities segregated, at fair value	928	868	866	592	547
Broker-dealer related receivables	2,017	1,837	1,808	1,801	1,898
Deferred policy acquisition costs	6,599	6,705	6,804	6,924	7,031
Goodwill and other intangible assets, net	5,448	5,433	5,419	5,403	5,388
Amounts due from reinsurers	8,271	8,352	8,387	8,237	8,222
Current and deferred income taxes	2,035	2,050	2,063	2,117	1,701
Purchased market risk benefits	8,745	9,427	8,337	7,993	8,492
Other assets	3,945	3,323	3,618	3,825	3,738
Assets held-for-sale	681	565	745	—	—
Assets for market risk benefits	701	591	818	803	740
Separate Accounts assets	117,577	127,251	133,735	132,664	137,407
Total assets	$260,252	$276,814	$285,577	$287,769	$298,989

Liabilities
Policyholders’ account balances	$91,912	$95,673	$100,246	$104,072	$107,433
Liability for market risk benefits	13,011	14,612	12,814	12,593	13,197
Future policy benefits and other policyholders’ liabilities	16,647	17,363	17,324	17,417	17,936
Broker-dealer related payables	454	1,232	1,022	839	1,382
Customers related payables	2,321	2,201	2,162	2,060	1,795
Amounts due to reinsurers	1,424	1,450	1,377	1,363	1,421
Short-term debt	—	254	—	—	—
Long-term debt	3,820	3,820	3,821	3,830	3,831
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,541	1,559	1,580	1,740	1,744
Other liabilities	7,412	6,088	6,511	6,718	6,645
Liabilities held-for-sale	216	153	239	—	—
Separate Accounts liabilities	117,577	127,251	133,735	132,664	137,407
Total liabilities	256,335	271,656	280,831	283,296	292,791
Redeemable noncontrolling interest	636	770	991	1,088	1,223

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	3	5	5	5	5
Additional paid-in capital	2,308	2,328	2,322	2,337	2,343
Treasury shares	(3,592)	(3,712)	(3,801)	(3,932)	(4,072)
Retained earnings	11,163	10,243	10,110	10,317	9,977
Accumulated other comprehensive income (loss)	(9,802)	(7,777)	(8,166)	(8,645)	(6,595)
Total equity attributable to Holdings	1,642	2,649	2,032	1,644	3,220
Noncontrolling interest	1,639	1,739	1,723	1,741	1,755
Total equity	3,281	4,388	3,755	3,385	4,975
Total liabilities, redeemable noncontrolling interest and equity	$260,252	$276,814	$285,577	$287,769	$298,989

3Q 2024 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$254	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—
Total short-term debt	—	254	—	—	—

Total long-term debt	3,820	3,820	3,821	3,830	3,831

Total short-term and long-term debt: [A]	$3,820	$4,074	$3,821	$3,830	$3,831

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	3	5	5	5	5
Additional paid-in capital	2,308	2,328	2,322	2,337	2,343
Treasury stock, at cost	(3,592)	(3,712)	(3,801)	(3,932)	(4,072)
Retained earnings	11,163	10,243	10,110	10,317	9,977
Accumulated other comprehensive income (loss)	(9,802)	(7,777)	(8,166)	(8,645)	(6,595)
Total equity attributable to Holdings	1,642	2,649	2,032	1,644	3,220
Noncontrolling interest	1,639	1,739	1,723	1,741	1,755
Total equity	$3,281	$4,388	$3,755	$3,385	$4,975

Total equity attributable to Holdings, (ex. AOCI): [B]	$11,444	$10,426	$10,198	$10,289	$9,815

Capital:
Total capitalization (1)	$5,462	$6,723	$5,853	$5,474	$7,051
Total capitalization (ex. AOCI): [A+B] (2)	$15,264	$14,500	$14,019	$14,119	$13,646

Debt to capital:
Debt to capital (ex. AOCI) (2)	25.0%	28.1%	27.3%	27.1%	28.1%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	350.2	342.0	333.8	327.6	321.6
Repurchases	(3.4)	(3.9)	(3.2)	(3.2)	(3.4)
Retirements	(4.9)	(4.4)	(4.3)	(3.1)	(2.8)
Issuances	0.1	0.1	1.3	0.3	0.1
Ending basic common shares outstanding	342.0	333.8	327.6	321.6	315.5
Total potentially dilutive shares	1.4	1.5	2.5	3.2	3.4
Ending common shares outstanding - maximum potential dilution	343.4	335.3	330.1	324.7	318.9
Notes:
(1) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

3Q 2024 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	Three Months Ended September 30, 2024
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$224	$81	$—	$537	$—	$6	$91	$—	$939
Net investment income (loss)	635	143	17	258	4	15	157	28	1,257
Net derivative gains (losses)	(5)	(1)	(16)	1	—	—	(6)	6	(21)
Investment management, service fees and other income	90	91	1,085	43	446	96	4	(254)	1,601
Segment revenues	944	314	1,086	839	450	117	246	(220)	3,776
Benefits and other deductions
Policyholders’ benefits	82	—	—	455	—	—	126	—	663
Remeasurement of liability for future policy benefits	1	—	—	26	—	—	(11)	—	16
Interest credited to policyholders’ account balances	336	60	—	141	—	9	131	—	677
Commissions and distribution related payments	97	39	192	43	281	40	5	(212)	485
Amortization of deferred policy acquisition costs	119	16	—	31	—	16	2	—	184
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	35	641	87	103	20	86	(8)	1,011
Segment benefits and other deductions	682	150	833	783	384	85	339	(220)	3,036
Operating earnings (loss), before income taxes	262	164	253	56	66	32	(93)	—	740
Income Taxes	(37)	(23)	(42)	(8)	(16)	(5)	14	—	(117)
Operating earnings (loss), before noncontrolling interest	225	141	211	48	50	27	(79)	—	623
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(100)	(2)	—	—	(20)	—	(122)
Operating earnings (loss)	$225	$141	$111	$46	$50	$27	$(99)	$—	$501

	Three Months Ended September 30, 2023 (1)
	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$202	$71	$—	$516	$—	$7	$70	$—	$866
Net investment income (loss)	475	128	(9)	260	4	22	178	20	1,078
Net derivative gains (losses)	(5)	—	9	7	—	—	5	6	22
Investment Management, service fees and other income	90	68	1,034	39	386	100	4	(225)	1,496
Segment revenues	762	267	1,034	822	390	129	257	(199)	3,462
Benefits and other deductions
Policyholders’ benefits	73	—	—	512	—	—	114	—	699
Remeasurement of liability for future policy benefits	1	—	—	(16)	—	—	(1)	—	(16)
Interest credited to policyholders’ account balances	189	55	—	137	—	9	166	—	556
Commissions and distribution related payments	69	35	156	37	244	45	4	(185)	405
Amortization of deferred policy acquisition costs	102	14	—	30	—	16	3	—	165
Compensation and benefits, interest expense and financing fees and other operating costs and expense	51	31	658	81	93	20	108	(14)	1,028
Segment benefits and other deductions	485	135	814	781	337	90	394	(199)	2,837
Operating earnings (loss), before income taxes	277	132	220	41	53	39	(137)	—	625
Income Taxes	(57)	(27)	(36)	(7)	(13)	(8)	29	—	(119)
Operating earnings (loss), before noncontrolling interest	220	105	184	34	40	31	(108)	—	506
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(85)	—	—	—	(8)	—	(93)
Operating earnings (loss)	$220	$105	$99	$34	$40	$31	$(116)	$—	$413

(1) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

3Q 2024 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Nine Months Ended September 30, 2024
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$641	$233	$—	$1,597	$—	$27	$229	$—	$2,727
Net investment income (loss)	1,783	424	32	775	12	46	488	71	3,631
Net derivative gains (losses)	(16)	(1)	(22)	—	—	—	(16)	17	(38)
Investment Management, service fees and other income	270	233	3,220	126	1,303	296	19	(751)	4,716
Segment revenues	2,678	889	3,230	2,498	1,315	369	720	(663)	11,036
Benefits and other deductions
Policyholders’ benefits	237	—	—	1,415	—	—	355	—	2,007
Remeasurement of liability for future policy benefits	(1)	—	—	10	—	—	—	—	9
Interest credited to policyholders’ account balances	865	168	—	409	—	26	379	—	1,847
Commissions and distribution related payments	254	128	545	126	823	121	14	(626)	1,385
Amortization of deferred policy acquisition costs	339	39	—	93	—	47	7	—	525
Compensation and benefits, interest expense and financing fees and other operating costs and expense	152	99	1,946	264	307	67	293	(37)	3,091
Segment benefits and other deductions	1,846	434	2,491	2,317	1,130	261	1,048	(663)	8,864
Operating earnings (loss), before income taxes	832	455	739	181	185	108	(328)	—	2,172
Income Taxes	(119)	(65)	(128)	(26)	(48)	(15)	51	—	(350)
Operating earnings (loss), before noncontrolling interest	713	390	611	155	137	93	(277)	—	1,822
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(293)	(1)	—	—	(43)	—	(337)
Operating earnings (loss)	$713	$390	$318	$154	$137	$93	$(320)	$—	$1,485

	Nine Months Ended September 30, 2023 (2)
	Individual Retirement	Group Retirement	Asset Management	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$596	$201	$—	$1,560	$—	$19	$228	$—	$2,604
Net investment income (loss)	1,272	372	2	719	9	82	562	62	3,080
Net derivative gains (losses)	(15)	(1)	(2)	(11)	—	—	(6)	14	(21)
Investment Management, service fees and other income	277	199	3,043	105	1,134	304	16	(673)	4,405
Segment revenues	2,130	771	3,043	2,373	1,143	405	800	(597)	10,068
Benefits and other deductions
Policyholders’ benefits	223	—	—	1,531	—	—	359	—	2,113
Remeasurement of liability for future policy benefits	1	—	—	(12)	—	—	(8)	—	(19)
Interest credited to policyholders’ account balances	482	157	—	392	—	29	460	—	1,520
Commissions and distribution related payments	192	119	454	107	715	131	13	(553)	1,178
Amortization of deferred policy acquisition costs	283	44	—	89	—	48	8	—	472
Compensation and benefits, interest expense and financing fees and other operating costs and expense	143	89	1,942	238	278	55	330	(44)	3,031
Segment benefits and other deductions	1,324	409	2,396	2,345	993	263	1,162	(597)	8,295
Operating earnings (loss), before income taxes	806	362	647	28	150	142	(362)	—	1,773
Income Taxes	(135)	(61)	(96)	(5)	(36)	(23)	68	—	(288)
Operating earnings (loss), before noncontrolling interest	671	301	551	23	114	119	(294)	—	1,485
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(254)	—	—	—	(13)	—	(267)
Operating earnings (loss)	$671	$301	$297	$23	$114	$119	$(307)	$—	$1,218
Notes:
(1) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

3Q 2024 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024

Assets Under Management

AB AUM
Total AB	$669.0	$725.2	$758.7	$769.5	$805.9
Exclusion for General Account and other Affiliated Accounts	(69.8)	(75.0)	(75.9)	(68.9)	(71.7)
Exclusion for Separate Accounts	(39.3)	(44.5)	(47.3)	(58.2)	(61.7)
AB third party	$559.9	$605.7	$635.4	$642.4	$672.6

Total company AUM
AB third party	$559.9	$605.7	$635.4	$642.4	$672.6
General Account and other Affiliated Accounts (1) (3) (4)	103.3	110.4	113.0	117.4	123.8
Separate Accounts (2) (3) (4)	117.6	127.3	133.7	132.7	137.4
Total AUM	$780.8	$843.4	$882.1	$892.5	$933.8

Total Assets Under Administration (AUA) (5)	$79.4	$87.0	$91.9	$93.8	$100.4

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,141	4,406	4,320	4,358	4,396

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, Separate Account is inclusive of $11.7 billion, $12.5 billion, $12.9 billion, $12.5 billion and $12.8 billion & General Account AUM is inclusive of $51 million, $49 million, $47 million, $46 million and $44 million, respectively, Account Value ceded to Venerable.
(4) As of September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, Separate Account is inclusive of $5.9 billion, $6.4 billion, $6.9 billion, $6.8 billion and $7.1 billion & General Account AUM is inclusive of $3.7 billion, $3.6 billion, $3.5 billion, $3.4 billion and $3.3 billion, respectively, Account Value ceded to Global Atlantic.
(5) Includes Advisory and Brokerage AUA included in our Wealth Management segment.

3Q 2024 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Insurance Operations

Individual Retirement (3)
First year premiums and deposits	$3,833	$3,868	$4,313	$4,485	$4,854	26.6%	$10,358	$13,652	31.8%
Renewal premium and deposits	60	71	72	58	58	(3.3)%	182	188	3.3%
Total Gross Premiums	$3,893	$3,939	$4,385	$4,543	$4,912	26.2%	$10,540	$13,840	31.3%

Group Retirement
First year premiums and deposits	$343	$545	$428	$950	$454	32.5%	$1,036	$1,832	76.8%
Renewal premium and deposits	464	592	590	620	501	8.0%	1,633	1,711	4.8%
Total Gross Premiums	$807	$1,137	$1,018	$1,570	$955	18.4%	$2,669	$3,543	32.8%

Protection Solutions
First year premiums and deposits	$103	$154	$113	$121	$127	23.5%	$313	$361	15.4%
Renewal premium and deposits	653	667	665	663	666	2.0%	1,998	1,994	(0.2)%
Total Gross Premiums	$756	$821	$778	$784	$793	4.9%	$2,311	$2,356	1.9%

Asset Management (in billions USD)
Gross Sales by distribution channel
Institutional	$4.3	$3.0	$3.3	$3.3	$4.2	(2.3)%	$8.8	$10.8	22.7%
Retail	16.9	21.0	23.8	23.2	26.6	57.4%	50.2	73.6	46.6%
Private Wealth	4.0	4.3	5.5	5.4	4.7	17.5%	14.2	15.6	9.9%
Firmwide Gross Sales	$25.2	$28.3	$32.6	$31.9	$35.5	40.9%	$73.2	$100.0	36.6%

Gross sales by investment service
Equity Active	$10.3	$9.2	$11.7	$12.5	$13.0	26.2%	$28.1	$37.2	32.4%
Equity Passive (1)	0.4	0.2	0.7	0.3	0.2	(50.0)%	1.0	1.2	20.0%
Fixed Income - Taxable	7.6	10.2	12.1	10.3	11.6	52.6%	26.3	34.0	29.3%
Fixed Income - Tax-Exempt	3.8	5.5	5.3	4.9	5.6	47.4%	11.1	15.8	42.3%
Fixed Income Passive (1)	0.4	1.3	—	—	—	(100.0)%	0.4	—	(100.0)%
Alternatives/Multi-Asset Solutions (2)	2.7	1.9	2.8	3.9	5.1	88.9%	6.3	11.8	87.3%
Firmwide Gross Sales	$25.2	$28.3	$32.6	$31.9	$35.5	40.9%	$73.2	$100.0	36.6%

Wealth Management
Sales by Product Type
Advisory	$2,369	$2,518	2,866	3,304	3,725	57.3%	$7,000	$9,895	41.4%
Brokerage and Direct	1,272	1,308	1,357	1,481	1,446	13.6%	3,543	4,284	20.9%
Retirement, Premiums and Deposits	2,965	3,324	3,565	3,504	3,539	19.4%	9,220	10,608	15.1%
Total Sales	$6,606	$7,150	$7,788	$8,290	$8,710	31.9%	$19,763	$24,787	25.4%
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

3Q 2024 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

3Q 2024 Financial Supplement	12

I

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Revenues
Policy charges, fee income and premiums	$202	$195	$208	$209	$224	10.9%	$596	$641	7.6%
Net investment income (loss)	475	510	555	593	635	33.7%	1,272	1,783	40.2%
Net derivative gains (losses)	(5)	(5)	(5)	(6)	(5)	—%	(15)	(16)	(6.7)%
Investment management, service fees and other income	90	83	88	92	90	—%	277	270	(2.5)%
Segment revenues	762	783	846	888	944	23.9%	2,130	2,678	25.7%

Benefits and other deductions
Policyholders’ benefits	73	76	77	78	82	12.3%	223	237	6.3%
Remeasurement of liability for future policy benefits	1	(3)	(3)	1	1	—%	1	(1)	(200.0)%
Interest credited to policyholders’ account balances	189	226	248	281	336	77.8%	482	865	79.5%
Commissions and distribution-related payments	69	70	77	80	97	40.6%	192	254	32.3%
Amortization of deferred policy acquisition costs	102	105	109	111	119	16.7%	283	339	19.8%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	51	55	55	50	47	(7.8)%	143	152	6.3%
Segment benefits and other deductions	485	529	563	601	682	40.6%	1,324	1,846	39.4%

Operating earnings (loss), before income taxes	277	254	283	287	262	(5.4)%	806	832	3.2%
Income taxes	(57)	(41)	(39)	(43)	(37)	35.1%	(135)	(119)	11.9%
Operating earnings (loss), before noncontrolling interest	220	213	244	244	225	2.3%	671	713	6.3%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$220	$213	$244	$244	$225	2.3%	$671	$713	6.3%

Summary Metrics

Operating earnings (loss) - TTM:	$861	$884	$921	$921	$926	7.5%	$861	$926	7.5%

Average Account Value (TTM)	$78,199	$82,670	$87,482	$92,113	$97,050	24.1%	$78,199	$97,050	24.1%

Return on assets (TTM)	1.32%	1.28%	1.25%	1.20%	1.12%		1.32%	1.12%

Net flows	$1,670	$1,464	$1,647	$1,853	$1,910	14.4%	$4,101	$5,410	31.9%

First year premiums and deposits	$3,833	$3,868	$4,313	$4,485	$4,854	26.6%	$10,358	$13,652	31.8%

In-force Policy Count by Product (in thousands):	610	616	622	629	636		610	636

(1) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

3Q 2024 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	9/30/2023	9/30/2024

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$2,847	$2,931	$3,023	$2,983	$3,072	$7,470	$9,078
SCS Income	214	218	393	482	556	715	1,431
Retirement Cornerstone	518	477	561	555	555	1,329	1,671
Investment Edge	190	185	310	430	594	659	1,334
Other	64	57	26	35	77	185	138
Total First Year Premiums and Deposits	$3,833	$3,868	$4,313	$4,485	$4,854	$10,358	$13,652

Account Values
General Account:
Balance as of beginning of period	$45,593	$46,650	$52,387	$57,583	$61,452	$38,128	$52,387
Gross premiums and deposits (1)	2,978	2,943	3,410	3,494	3,621	7,938	10,525
Surrenders, withdrawals and benefits	(991)	(1,122)	(1,225)	(1,191)	(1,343)	(2,855)	(3,759)
Net flows	1,987	1,821	2,185	2,303	2,278	5,083	6,766
Change in market value and reinvestment	117	1,150	(58)	294	1,247	361	1,483
Change in fair value of embedded derivative instruments	(1,047)	2,766	3,069	1,272	1,496	3,075	5,837
Other	—	—	—	—	—	3	—
Balance as of end of period	$46,650	$52,387	$57,583	$61,452	$66,473	$46,650	$66,473
Balance as of end of period net of embedded derivative instruments	$38,952	$41,914	$44,122	$46,782	$50,506	$38,952	$50,506
Separate Accounts:
Balance as of beginning of period	$38,590	$36,820	$39,619	$41,062	$40,810	$36,455	$39,619
Gross premiums and deposits (1)	881	949	946	1,026	1,235	2,502	3,207
Surrenders, withdrawals and benefits	(1,198)	(1,306)	(1,484)	(1,476)	(1,603)	(3,484)	(4,563)
Net flows	(317)	(357)	(538)	(450)	(368)	(982)	(1,356)
Change in market value and reinvestment	(1,453)	3,156	1,981	198	1,951	1,343	4,130
Change in fair value of embedded derivative instruments	—	—	—	—	—	—	—
Other	—	—	—	—	—	4	—
Balance as of end of period	$36,820	$39,619	$41,062	$40,810	$42,393	$36,820	$42,393
Total:
Balance as of beginning of period	$84,183	$83,470	$92,006	$98,645	$102,262	$74,583	$92,006
Gross premiums and deposits (1)	3,859	3,892	4,356	4,520	4,856	10,440	13,732
Surrenders, withdrawals and benefits	(2,189)	(2,428)	(2,709)	(2,667)	(2,946)	(6,339)	(8,322)
Net flows	1,670	1,464	1,647	1,853	1,910	4,101	5,410
Change in market value and reinvestment	(1,336)	4,306	1,923	492	3,198	1,704	5,613
Change in fair value of embedded derivative instruments	(1,047)	2,766	3,069	1,272	1,496	3,075	5,837
Other	—	—	—	—	—	7	—
Balance as of end of period	$83,470	$92,006	$98,645	$102,262	$108,866	$83,470	$108,866
Balance as of end of period net of embedded derivative instruments	$75,772	$81,533	$85,184	$87,592	$92,899	$75,772	$92,899

Net Amount at Risk (NAR)
Total GMIB NAR	$10	$14	$17	$21	$31	$10	$31
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$3,755	$3,104	$2,868	$2,972	$2,705	$3,755	$2,705
MRB Reserves (Net of Reinsurance)	$354	$618	$320	$399	$576	$354	$576
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.
(2) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

3Q 2024 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Revenues
Policy charges, fee income and premiums	$71	$67	$73	$79	$81	14.1%	$201	$233	15.9%
Net investment income (loss)	128	125	142	139	143	11.7%	372	424	14.0%
Net derivative gains (losses)	—	—	—	—	(1)	(100.0)%	(1)	(1)	—%
Investment management, service fees and other income	68	58	77	65	91	33.8%	199	233	17.1%
Segment revenues	267	250	292	283	314	17.6%	771	889	15.3%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	55	58	52	56	60	9.1%	157	168	7.0%
Commissions and distribution-related payments	35	36	44	45	39	11.4%	119	128	7.6%
Amortization of deferred policy acquisition costs	14	15	15	8	16	14.3%	44	39	(11.4)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	31	24	35	29	35	12.9%	89	99	11.2%
Segment benefits and other deductions	135	133	146	138	150	11.1%	409	434	6.1%

Operating earnings (loss), before income taxes	132	117	146	145	164	24.2%	362	455	25.7%
Income taxes	(27)	(19)	(20)	(22)	(23)	14.8%	(61)	(65)	(6.6)%
Operating earnings (loss), before noncontrolling interest	105	98	126	123	141	34.3%	301	390	29.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$105	$98	$126	$123	$141	34.3%	$301	$390	29.6%

Summary Metrics

Operating earnings (loss) - TTM:	$393	$399	$436	$452	$488	24.2%	$393	$488	24.2%

Average Account Value (TTM) (1)	$34,823	$34,175	$35,472	$36,612	$37,788	8.5%	$34,823	$37,788	8.5%

Return on assets (TTM) (1)	1.35%	1.40%	1.46%	1.47%	1.51%		1.35%	1.51%

Net flows (1)	$(130)	$(135)	$(132)	$408	$(246)	(89.2)%	$(121)	$30	124.8%

Gross premiums and deposits (1)	$807	$1,137	$1,018	$1,570	$955	18.4%	$2,669	$3,543	32.8%

Notes:
(1) Balances for the three months ended September 30, 2023 were revised from previously filed financial statement supplement.

3Q 2024 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	9/30/2023 (2)	9/30/2024

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$343	$545	$428	$950	$454	$1,036	$1,832
Renewal premiums and deposits	464	592	590	620	501	1,633	1,711
Group Retirement premiums and deposits	$807	$1,137	$1,018	$1,570	$955	$2,669	$3,543

Gross premiums and deposits by market:
Tax-exempt	$260	$368	$317	$298	$311	$745	$926
Corporate	54	149	93	108	115	208	316
Institutional	26	24	15	542	26	74	583
Other	3	4	3	2	2	9	7
Total first year premiums and deposits	343	545	428	950	454	1,036	1,832
Tax-exempt	341	463	453	492	381	1,240	1,326
Corporate	94	90	99	93	92	288	284
Institutional	—	—	—	—	—	—	—
Other	29	39	38	35	28	105	101
Total renewal premiums and deposits	464	592	590	620	501	1,633	1,711
Group Retirement premiums and deposits by market	$807	$1,137	$1,018	$1,570	$955	$2,669	$3,543

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$9,088	$9,002	$8,952	$8,882	$9,382	$9,175	$8,952
Gross premiums and deposits	198	257	222	768	240	639	1,230
Surrenders, withdrawals and benefits	(326)	(404)	(360)	(332)	(362)	(1,008)	(1,054)
Net flows (2)	(128)	(147)	(138)	436	(122)	(369)	176
Change in market value and reinvestment	59	55	45	57	96	155	198
Change in fair value of embedded derivative instruments	(17)	42	23	7	13	45	43
Other (1) (2)	—	—	—	—	—	(4)	—
Balance as of end of period (2)	$9,002	$8,952	$8,882	$9,382	$9,369	$9,002	$9,369
Balance as of end of period net of embedded derivative instruments	$8,944	$8,870	$8,795	$9,306	$9,293	$8,944	$9,293
Separate Accounts and Mutual Funds
Balance as of beginning of period	$25,898	$24,848	$27,519	$29,608	$29,885	$22,830	$27,519
Gross premiums and deposits	609	880	796	802	716	2,030	2,314
Surrenders, withdrawals and benefits	(611)	(868)	(790)	(830)	(840)	(1,782)	(2,460)
Net flows (2)	(2)	12	6	(28)	(124)	248	(146)
Change in market value and reinvestment	(1,048)	2,659	2,083	305	1,732	1,740	4,120
Change in fair value of embedded derivative instruments	—	—	—	—	—	—	—
Other (1) (2)	—	—	—	—	—	30	—
Balance as of end of period (2)	$24,848	$27,519	$29,608	$29,885	$31,493	$24,848	$31,493

Total:
Balance as of beginning of period	$34,986	$33,850	$36,471	$38,490	$39,267	$32,005	$36,471
Gross premiums and deposits	807	1,137	1,018	1,570	956	2,669	3,544
Surrenders, withdrawals and benefits	(937)	(1,272)	(1,150)	(1,162)	(1,202)	(2,790)	(3,514)
Net flows	(130)	(135)	(132)	408	(246)	(121)	30
Change in market value and reinvestment	(989)	2,714	2,128	362	1,828	1,895	4,318
Change in fair value of embedded derivative instruments	(17)	42	23	7	13	45	43
Other (1)	—	—	—	—	—	26	—
Balance as of end of period	$33,850	$36,471	$38,490	$39,267	$40,862	$33,850	$40,862
Balance as of end of period net of embedded derivative instruments	$33,792	$36,389	$38,403	$39,191	$40,786	$33,792	$40,786
Notes:
(1) For the nine months ended September 30, 2023, amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial and the SEC.

(2) Balances for the three and nine months ended September 30, 2023 were revised from previously filed financial statement supplement.

3Q 2024 Financial Supplement	16

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Revenues
Net investment income (loss)	$(9)	$16	$8	$7	$17	288.9%	$2	$32	N/M
Net derivative gains (losses)	9	(14)	(5)	(1)	(16)	(277.8)%	(2)	(22)	N/M
Investment management, service fees and other income	1,034	1,072	1,090	1,045	1,085	4.9%	3,043	3,220	5.8%
Segment revenues	1,034	1,074	1,093	1,051	1,086	5.0%	3,043	3,230	6.1%

Benefits and other deductions
Commissions and distribution-related payments	156	156	173	180	192	23.1%	454	545	20.0%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	658	679	672	633	641	(2.6)%	1,942	1,946	0.2%
Total benefits and other deductions	814	835	845	813	833	2.3%	2,396	2,491	4.0%

Operating earnings (loss), before income taxes	220	239	248	238	253	15.0%	647	739	14.2%
Income taxes	(36)	(30)	(44)	(42)	(42)	(16.7)%	(96)	(128)	(33.3)%
Operating earnings (loss), before noncontrolling interest	184	209	204	196	211	14.7%	551	611	10.9%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(85)	(95)	(98)	(95)	(100)	(17.6)%	(254)	(293)	(15.4)%
Operating earnings (loss)	$99	$114	$106	$101	$111	12.1%	$297	$318	7.1%

Summary Metrics

Adjusted operating margin (1)	28.0%	29.2%	30.3%	30.8%	31.3%		27.9%	30.8%

Net flows (in billions USD)	$(1.9)	$(1.8)	$0.5	$0.9	$1.1		$(5.2)	$2.5

Total AUM (in billions USD)	$669.0	$725.2	$758.7	$769.5	$805.9		$669.0	$805.9

Ownership Structure of AB

Holdings and its subsidiaries	60.3%	59.8%	59.6%	59.7%	60.0%		60.3%	60.0%
AB Holding	39.0%	39.5%	39.7%	39.6%	39.3%		39.0%	39.3%
Unaffiliated holders	0.7%	0.7%	0.7%	0.7%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.7%	61.2%	61.0%	61.2%	61.6%		61.7%	61.6%
EQH average economic interest	61.5%	61.6%	61.1%	61.1%	61.4%		61.4%	61.2%

Units of limited partnership outstanding (in millions)	284.0	286.6	287.3	286.8	285.6		284.0	285.6
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

3Q 2024 Financial Supplement	17

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024

AUM Roll-forward
Balance as of beginning of period	$691.5	$669.0	$725.2	$758.7	$769.5
Sales/new accounts	25.2	28.3	32.6	31.9	35.5
Redemptions/terminations	(20.3)	(24.1)	(25.2)	(25.7)	(26.4)
Cash flow/unreinvested dividends	(6.8)	(6.0)	(6.9)	(5.3)	(8.0)
Net long-term (outflows) inflows	(1.9)	(1.8)	0.5	0.9	1.1
Market appreciation (depreciation)	(20.6)	58.0	33.0	9.9	35.3
Net change	(22.5)	56.2	33.5	10.8	36.4
Balance as of end of period	$669.0	$725.2	$758.7	$769.5	$805.9

Ending Assets by distribution channel
Institutions	$296.9	$317.1	$322.5	$322.7	$335.2
Retail	259.2	286.8	308.0	316.4	334.5
Private Wealth	112.9	121.3	128.2	130.4	136.2
Total	$669.0	$725.2	$758.7	$769.5	$805.9

Ending Assets by investment service
Equity
Actively Managed	$226.8	$247.5	$264.1	$264.4	$271.3
Passively Managed (1)	56.0	62.1	64.7	65.8	68.9
Total Equity	$282.8	$309.6	$328.8	$330.2	$340.2
Fixed Income
Actively Managed	$250.6	$269.7	$276.1	$282.2	$287.4
Passively Managed (1)	9.4	11.4	11.2	11.0	11.4
Total Fixed Income	260.0	281.1	287.3	293.2	298.8
Total Alternatives/Multi-Asset Solutions (2)	126.2	134.5	142.6	146.1	166.9
Total	$669.0	$725.2	$758.7	$769.5	$805.9

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

3Q 2024 Financial Supplement	18

Asset Management - Net Flows
	For the Three Months Ended					Nine Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	9/30/2023	9/30/2024
Net Flows by Distribution Channel
Institutions
US	$(1.6)	$(1.0)	$(1.5)	$1.9	$1.7	$2.4	$2.2
Global and Non-US	(1.9)	(1.5)	(2.7)	(3.7)	(6.1)	(11.8)	(12.6)
Total Institutions	$(3.5)	$(2.5)	$(4.2)	$(1.8)	$(4.4)	$(9.4)	$(10.4)
Retail
US	$2.5	$1.4	$1.9	$2.7	$4.0	$1.5	$8.5
Global and Non-US	(0.9)	(0.1)	2.3	0.1	1.4	1.0	3.8
Total Retail	$1.6	$1.3	$4.2	$2.8	$5.4	$2.5	$12.3
Private Wealth
US	$0.1	$(0.1)	$0.7	$0.2	$0.2	$2.4	$1.1
Global and Non-US	(0.1)	(0.5)	(0.2)	(0.3)	(0.1)	(0.7)	(0.5)
Total Private Wealth	$—	$(0.6)	$0.5	$(0.1)	$0.1	$1.7	$0.6
Total Net Flows by Distribution Channel	$(1.9)	$(1.8)	$0.5	$0.9	$1.1	$(5.2)	$2.5
Net Flows by Investment Service
Equity Active
US	$1.4	$(3.3)	$(1.5)	$(1.5)	$(0.3)	$(3.0)	$(3.4)
Global and Non-US	(1.6)	(1.7)	(4.7)	(4.6)	(4.2)	(7.5)	(13.4)
Total Equity Active	$(0.2)	$(5.0)	$(6.2)	$(6.1)	$(4.5)	$(10.5)	$(16.8)
Equity Passive (1)
US	$(2.6)	$(0.3)	$(3.2)	$(0.6)	$(0.7)	$(3.2)	$(4.6)
Global and Non-US	0.2	(0.2)	(0.1)	(0.1)	(0.4)	(0.3)	(0.6)
Total Equity Passive (1)	$(2.4)	$(0.5)	$(3.3)	$(0.7)	$(1.1)	$(3.5)	$(5.2)
Fixed Income - Taxable
US	$0.2	$0.7	$1.3	$4.6	$1.5	$8.1	$7.5
Global and Non-US	(2.6)	(0.1)	3.3	(0.2)	1.2	(2.1)	4.2
Total Fixed Income - Taxable	$(2.4)	$0.6	$4.6	$4.4	$2.7	$6.0	$11.7
Fixed Income - Tax-Exempt
US	$1.3	$1.9	$2.9	$1.9	$3.3	$3.8	$8.1
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$1.3	$1.9	$2.9	$1.9	$3.3	$3.8	$8.1
Fixed Income - Passive (1)
US	$0.5	$1.2	$—	$(0.1)	$(0.2)	$0.3	$(0.3)
Global and Non-US	(0.1)	—	(0.1)	0.1	(0.1)	—	(0.1)
Total Fixed Income - Passive (1)	$0.4	$1.2	$(0.1)	$—	$(0.3)	$0.3	$(0.4)
Alternatives/Multi-Asset Solutions (2)
US	$0.2	$0.1	$1.6	$0.5	$2.3	$0.3	$4.5
Global and Non-US	1.2	(0.1)	1.0	0.9	(1.3)	(1.6)	0.6
Total Alternatives/Multi-Asset Solutions (2)	$1.4	$—	$2.6	$1.4	$1.0	$(1.3)	$5.1
Total Net Flows by Investment Service	$(1.9)	$(1.8)	$0.5	$0.9	$1.1	$(5.2)	$2.5
Active vs. Passive Net Flows
Actively Managed
Equity	$(0.2)	$(5.0)	$(6.2)	$(6.1)	$(4.5)	$(10.5)	$(16.8)
Fixed Income	(1.1)	2.5	7.5	6.3	6.0	9.8	19.8
Alternatives/Multi-Asset Solutions (2)	1.2	(0.3)	2.4	1.1	0.7	(1.7)	4.2
Total	$(0.1)	$(2.8)	$3.7	$1.3	$2.2	$(2.4)	$7.2
Passively Managed (1)
Equity	$(2.4)	$(0.5)	$(3.3)	$(0.7)	$(1.2)	$(3.5)	$(5.2)
Fixed Income	0.4	1.2	(0.1)	—	(0.3)	0.3	(0.4)
Alternatives/Multi-Asset Solutions (2)	0.2	0.3	0.2	0.3	0.4	0.4	0.9
Total	$(1.8)	$1.0	$(3.2)	$(0.4)	$(1.1)	$(2.8)	$(4.7)
Total Active vs Passive Net Flows	$(1.9)	$(1.8)	$0.5	$0.9	$1.1	$(5.2)	$2.5
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

3Q 2024 Financial Supplement	19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Revenues
Policy charges, fee income and premiums	$516	$544	$528	$532	$537	4.1%	$1,560	$1,597	2.4%
Net investment income (loss)	260	233	257	260	258	(0.8)%	719	775	7.8%
Net derivative gains (losses)	7	(5)	—	(1)	1	(85.7)%	(11)	—	100.0%
Investment management, service fees and other income	39	35	40	43	43	10.3%	105	126	20.0%
Segment revenues	822	807	825	834	839	2.1%	2,373	2,498	5.3%

Benefits and other deductions
Policyholders’ benefits	512	444	487	473	455	(11.1)%	1,531	1,415	(7.6)%
Remeasurement of liability for future policy benefits	(16)	30	(4)	(12)	26	262.5%	(12)	10	183.3%
Interest credited to policyholders’ account balances	137	128	133	135	141	2.9%	392	409	4.3%
Commissions and distribution-related payments	37	51	40	43	43	16.2%	107	126	17.8%
Amortization of deferred policy acquisition costs	30	31	30	32	31	3.3%	89	93	4.5%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	81	90	91	86	87	7.4%	238	264	10.9%
Segment benefits and other deductions	781	774	777	757	783	0.3%	2,345	2,317	(1.2)%

Operating earnings (loss), before income taxes	41	33	48	77	56	36.6%	28	181	546.4%
Income taxes	(7)	(5)	(7)	(11)	(8)	(14.3)%	(5)	(26)	(420.0)%
Operating earnings (loss), before noncontrolling interest	34	28	41	66	48	41.2%	23	155	573.9%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	1	(2)	(100.0)%	—	(1)	(100.0)%
Operating earnings (loss)	$34	$28	$41	$67	$46	35.3%	$23	$154	569.6%

Summary Metrics

Operating earnings (loss) - TTM:	$(18)	$51	$127	$170	$182	N/M	$(18)	$182	N/M

Benefit ratio	79.0%	70.9%	75.2%	72.9%	71.0%		81.0%	73.0%

Gross written premiums	$756	$821	$778	$784	$793	4.9%	$2,311	$2,356	1.9%

Annualized premiums	$79	$102	$80	$91	$88	11.3%	$233	$259	11.0%

Total in-force face amount (in billions USD) (1)	$413.2	$412.3	$413.2	$411.7	$410.3	(0.7)%	$413.2	$410.3	(0.7)%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

3Q 2024 Financial Supplement	20

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	9/30/2023	9/30/2024

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	4	2	2	3	3	9	8
Variable Universal Life	72	119	80	87	90	220	256
Term	3	3	3	2	2	9	8
Employee Benefits	24	29	28	29	32	75	89
Other (1)	—	1	—	—	—	—	—
Total	$103	$154	$113	$121	$127	$313	$361

Renewals by Product Line:
Universal Life	$187	$175	$169	$166	$179	$554	$514
Indexed Universal Life	71	68	74	69	67	220	210
Variable Universal Life	236	257	251	259	249	745	759
Term	88	92	92	86	86	271	264
Employee Benefits	68	71	75	80	81	197	236
Other (1)	3	4	4	3	4	11	11
Total	653	667	665	663	666	1,998	1,994
Total Gross Premiums	$756	$821	$778	$784	$793	$2,311	$2,356

In-force Metrics
In-force Face Amount by Product (2) (in billions USD):
Universal Life (3)	$41.5	$40.9	$40.6	$39.6	$39.1	$41.5	$39.1
Indexed Universal Life	27.1	26.9	26.6	26.5	26.3	27.1	26.3
Variable Universal Life (4)	135.4	136.9	138.1	139.0	140.1	135.4	140.1
Term	208.1	206.5	206.8	205.5	203.7	208.1	203.7
Whole Life	1.1	1.1	1.1	1.1	1.1	1.1	1.1
Total	$413.2	$412.3	$413.2	$411.7	$410.3	$413.2	$410.3

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	123	122	120	118	116	123	116
Indexed Universal Life	63	63	63	62	62	63	62
Variable Universal Life (4)	292	291	290	290	290	292	290
Term	248	245	246	243	240	248	240
Whole Life	15	15	15	15	15	15	15
Total	741	736	734	728	723	741	723

Protection Solutions Reserves
General Account	$17,949	$18,184	$18,167	$18,150	$18,318	$17,949	$18,318
Separate Accounts	14,782	16,337	17,560	17,761	18,684	14,782	18,684
Total	$32,731	$34,521	$35,727	$35,911	$37,002	$32,731	$37,002

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

3Q 2024 Financial Supplement	21

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Revenues
Net investment income (loss)	$4	$4	$4	$4	$4	—%	$9	$12	33.3%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	386	404	419	438	446	15.5%	1,134	1,303	14.9%
Segment revenues	390	408	423	442	450	15.4%	1,143	1,315	15.0%

Benefits and other deductions
Commissions and distribution-related payments	244	253	260	282	281	15.2%	715	823	15.1%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	93	95	105	99	103	10.8%	278	307	10.4%
Segment benefits and other deductions	337	348	365	381	384	13.9%	993	1,130	13.8%

Operating earnings (loss), before income taxes	53	60	58	61	66	24.5%	150	185	23.3%
Income taxes	(13)	(15)	(15)	(17)	(16)	(23.1)%	(36)	(48)	(33.3)%
Operating earnings (loss), before noncontrolling interest	40	45	43	44	50	25.0%	114	137	20.2%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$40	$45	$43	$44	$50	25.0%	$114	$137	20.2%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$141	$140	$150	$161	167	18.5%	$402	478	18.9%
Distribution fees	229	246	253	260	262	14.4%	685	775	13.1%
Interest income	13	13	13	12	12	(8.4)%	37	37	—%
Service and other income	3	5	3	5	5	50.2%	10	13	31.5%
Total Investment management, service fees and other income	$386	$404	$419	$438	446	15.6%	$1,134	1,303	14.9%
Summary Metrics
Pre-tax operating margin	13.6%	14.7%	13.7%	13.8%	14.7%		13.1%	14.1%

Advisory net flows	$909	$544	$(175)	$1,539	$1,860	104.6%	2,434	$3,224	32.5%

Total AUA	$79,359	$87,047	$91,936	$93,816	$100,431	26.6%	$79,359	$100,431	26.6%

3Q 2024 Financial Supplement	22

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	9/30/2023	9/30/2024

AUA Roll-forward
Advisory assets :
Beginning assets	$50,862	$50,118	$55,072	$58,075	$60,398	$45,544	$55,072
Net flows	909	544	(175)	1,539	1,860	2,434	3,224
Market appreciation (depreciation) and other	(1,654)	4,410	3,178	784	3,132	2,140	7,094
Advisory ending assets	$50,118	$55,072	$58,075	$60,398	$65,390	$50,118	$65,390

Brokerage and direct assets	$29,241	$31,975	$33,861	$33,418	$35,041	$29,241	$35,041

Total Wealth Management assets	$79,359	$87,047	$91,936	$93,816	$100,431	$79,359	$100,431

Cash balances	$2,771	$2,953	$2,804	$2,695	$2,767	$2,771	$2,767

Advisors
Advisors	4,141	4,406	4,320	4,358	4,396	4,141	4,396
Revenue per advisor TTM (in thousands USD)	$359	$370	$380	$386	$394	$359	$394

Sales by Product Type
Advisory	$2,369	$2,518	$2,866	$3,304	$3,725	$7,000	$9,895
Brokerage and direct	1,272	1,308	1,357	1,481	1,446	3,543	4,284
Retirement, premiums and deposits	2,965	3,324	3,565	3,504	3,539	9,220	10,608
Total sales	$6,606	$7,150	$7,788	$8,290	$8,710	$19,763	$24,787

3Q 2024 Financial Supplement	23

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	Change	9/30/2023	9/30/2024	Change

Revenues
Policy charges, fee income and premiums	$7	$5	$13	$8	$6	(14.3)%	$19	$27	42.1%
Net investment income (loss)	22	17	17	14	15	(31.8)%	82	46	(43.9)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	100	104	100	100	96	(4.0)%	304	296	(2.6)%
Segment revenues	129	126	130	122	117	(9.3)%	405	369	(8.9)%

Benefits and other deductions
Policyholders’ benefits	—	—	(1)	1	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	(1)	1	—	—%	—	—	—%
Interest credited to policyholders’ account balances	9	7	9	8	9	—%	29	26	(10.3)%
Commissions and distribution-related payments	45	40	40	41	40	(11.1)%	131	121	(7.6)%
Amortization of deferred policy acquisition costs	16	15	16	15	16	—%	48	47	(2.1)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	20	25	26	21	20	—%	55	67	21.8%
Segment benefits and other deductions	90	87	89	87	85	(5.6)%	263	261	(0.8)%

Operating earnings (loss), before income taxes	39	39	41	35	32	(17.9)%	142	108	(23.9)%
Income taxes	(8)	(7)	(6)	(4)	(5)	37.5%	(23)	(15)	34.8%
Operating earnings (loss), before noncontrolling interest	31	32	35	31	27	(12.9)%	119	93	(21.8)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$31	$32	$35	$31	$27	(12.9)%	$119	$93	(21.8)%

Summary Metrics

Operating earnings (loss) - TTM:	$184	$151	$133	$129	$125	(32.1)%	$184	$125	(32.1)%

Average Account Value (TTM)	$21,290	$21,484	$21,751	$21,786	$21,820	2.5%	$21,290	$21,820	2.5%

Return on assets (TTM)	1.03%	0.84%	0.73%	0.71%	0.67%		1.03%	0.67%

Net flows (1)	$(560)	$(648)	$(658)	$(667)	$(712)	(27.1)%	$(1,650)	$(2,037)	(23.5)%

In-force Policy Count by Product (in thousands) (2):	275	270	263	257	251		275	251

Notes:
(1) Net of the Venerable transaction.
(2) In-force Policy Count by Product presented on a gross basis includes ceded policies related to the Venerable transaction.
(3) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

3Q 2024 Financial Supplement	24

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	9/30/2023	9/30/2024

Account Values
General Account:
Balance as of beginning of period	$598	$557	$524	$504	$486	$619	$524
Net flows (1)	(24)	(36)	(23)	(21)	(25)	(72)	(69)
Investment performance, interest credited and policy charges (1)	(17)	3	3	3	4	10	10
Balance as of end of period	$557	$524	$504	$486	$465	$557	$465
Separate Accounts:
Balance as of beginning of period	$21,485	$20,033	$21,316	$22,010	$21,417	$20,557	$21,316
Net flows (1)	(536)	(612)	(635)	(646)	(687)	(1,578)	(1,968)
Investment performance, interest credited and policy charges (1)	(916)	1,895	1,329	53	1,059	1,054	2,441
Balance as of end of period	$20,033	$21,316	$22,010	$21,417	$21,789	$20,033	$21,789
Total:
Balance as of beginning of period	$22,083	$20,590	$21,840	$22,514	$21,903	$21,176	$21,840
Net flows (1)	(560)	(648)	(658)	(667)	(712)	(1,650)	(2,037)
Investment performance, interest credited and policy charges (1)	(933)	1,898	1,332	56	1,063	1,064	2,451
Balance as of end of period	$20,590	$21,840	$22,514	$21,903	$22,254	$20,590	$22,254
Net Amount at Risk (NAR)
Total GMIB NAR	$2,767	$2,822	$2,502	$2,462	$2,692	$2,767	$2,692
Total GMDB NAR	$10,690	$9,465	$8,982	$8,984	$8,472	$10,690	$8,472
MRB Reserves (Net of Reinsurance)	$3,243	$3,998	$3,368	$3,429	$3,416	$3,243	$3,416

Notes:
(1) Net of the Venerable transaction.
(2) Prior periods were updated to reflect the impact of moving payout annuity policies from Legacy to IR.

3Q 2024 Financial Supplement	25

Investments

3Q 2024 Financial Supplement	26

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2023		September 30, 2024
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$67,030	60.7%	$76,245	61.6%
Fixed maturities, at fair value using the fair value option	1,654	1.5%	1,700	1.4%
Mortgage loans on real estate	18,171	16.5%	19,237	15.5%
Policy loans	4,158	3.8%	4,293	3.5%
Other equity investments	3,384	3.1%	3,731	3.0%
Other invested assets	6,719	6.1%	6,825	5.5%
Subtotal investment assets	101,116	91.6%	112,031	90.5%
Trading securities	1,057	1.0%	2,215	1.8%
Total investments	102,173	92.5%	114,246	92.3%
Cash and cash equivalents	8,239	7.5%	9,579	7.7%
Total	$110,412	100.0%	$123,825	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$13,181	17.9%	$16,019	19.8%
Manufacturing	11,333	15.4%	11,816	14.6%
Utilities	6,838	9.3%	7,839	9.7%
Services	8,242	11.2%	8,874	10.9%
Energy	3,758	5.1%	2,790	3.4%
Retail and wholesale	3,253	4.4%	2,556	3.2%
State and Political	—	—%	—	—%
Transportation	2,493	3.4%	1,585	2.0%
Other	190	0.3%	1,368	1.7%
Total corporate securities	49,288	67.0%	52,847	65.2%
U.S. government and agency	5,735	7.8%	5,795	7.1%
Residential mortgage-backed (2)	2,470	3.4%	3,934	4.9%
Preferred stock	56	0.1%	56	0.1%
State & municipal	614	0.8%	472	0.6%
Foreign governments	719	1.0%	703	0.9%
Commercial mortgage-backed	3,595	4.9%	3,978	4.9%
Asset-backed securities	11,049	15.0%	13,287	16.4%
Total	$73,526	100.0%	$81,072	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$47,694	64.9%	$53,791	66.3%
Baa (NAIC Designation 2)	23,476	31.9%	25,541	31.5%
Investment grade	71,170	96.8%	79,332	97.9%
Below investment grade (NAIC Designation 3 and 4)	2,356	3.2%	1,740	2.1%
Total	$73,526	100.0%	$81,072	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

3Q 2024 Financial Supplement	27

Consolidated Results of General Account Investment Portfolio

	For the Nine Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	September 30, 2023		September 30, 2024		December 31, 2023
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.11%	$2,251	4.40%	$2,544	4.17%	$3,103
Ending assets		73,776		81,072		73,526
Mortgages:
Income (loss)	4.66%	599	5.12%	718	4.65%	806
Ending assets		17,655		19,238		18,171
Other Equity Investments (1):
Income (loss)	3.40%	89	7.61%	202	3.88%	135
Ending assets		3,389		3,540		3,433
Trading Securities:
Income	—%	—	4.81%	9	—%	—
Ending assets		—		497		—
Policy Loans:
Income	5.21%	158	5.27%	167	5.30%	216
Ending assets		4,089		4,293		4,158
Cash and Short-term Investments: (3)
Income (loss)	(2.88)%	(66)	(3.35)%	(148)	(2.51)%	(81)
Ending assets		2,822		5,045		4,718
Funding Agreements:
Interest expense and other		(326)		(246)		(425)
Ending (liabilities)		(8,175)		(7,165)		(7,616)
Total invested Assets:
Income (loss)	3.92%	2,706	4.23%	3,246	3.98%	3,754
Ending assets		93,557		106,520		96,389
Short Duration Fixed Maturities:
Income (loss)	3.96%	2	—%	—	4.14%	3
Ending assets		62		—		16
Total Net Investment Income:
Investment income	3.92%	2,708	4.23%	3,246	3.98%	3,757
Less: investment fees (4)	(0.18)%	(123)	(0.18)%	(137)	(0.18)%	(166)
Investment income, net	3.74%	$2,585	4.05%	$3,109	3.80%	$3,591
General Account Ending Net Assets		$93,619		$106,520		$96,405
Operating Earnings adjustments:
Funding Agreements interest expense		326		246		425
AB and other non-General Account investment income		170		276		249
Operating Net investment income (loss)		$3,080		$3,631		$4,265
Notes:

(1) Includes, as of September 30, 2023, September 30, 2024 and December 31, 2023, $436 million, $412 million and $361 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Cash and Short-term net of collateral expense.
(4) Fixed maturities yield excludes out of period income adjustment.

3Q 2024 Financial Supplement	28

Additional Information

3Q 2024 Financial Supplement	29

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	9/30/2023	9/30/2024

TOTAL
Beginning balance	$6,512	$6,599	$6,705	$6,804	$6,924	$6,369	$6,705
Capitalization of commissions, sales and issue expenses	252	274	270	291	291	702	852
Amortization	(165)	(168)	(171)	(171)	(184)	(472)	(526)
Ending balance	$6,599	$6,705	$6,804	$6,924	$7,031	$6,599	$7,031

Individual Retirement
Beginning balance	$3,347	$3,426	$3,508	$3,601	$3,703	$3,219	$3,508
Capitalization of commissions, sales and issue expenses	181	187	202	213	222	490	637
Amortization	(102)	(105)	(109)	(111)	(118)	(283)	(338)
Ending balance	$3,426	$3,508	$3,601	$3,703	$3,807	$3,426	$3,807

Group Retirement
Beginning balance	$808	$814	$825	$828	$839	$800	$825
Capitalization of commissions, sales and issue expenses	20	25	18	20	18	58	56
Amortization	(14)	(14)	(15)	(9)	(15)	(44)	(39)
Ending balance	$814	$825	$828	$839	$842	$814	$842

Protection Solutions
Beginning balance	$1,660	$1,676	$1,700	$1,714	$1,731	$1,630	$1,700
Capitalization of commissions, sales and issue expenses	46	55	44	49	46	135	139
Amortization	(30)	(31)	(30)	(32)	(32)	(89)	(94)
Ending balance	$1,676	$1,700	$1,714	$1,731	$1,745	$1,676	$1,745

Legacy
Beginning balance	$575	$564	$555	$546	$538	$593	$555
Capitalization of commissions, sales and issue expenses	5	7	6	8	5	19	19
Amortization	(16)	(16)	(15)	(16)	(16)	(48)	(47)
Ending balance	$564	$555	$546	$538	$527	$564	$527

Corporate and Other
Beginning balance	$122	$119	$117	$115	$113	$127	$117
Capitalization of commissions, sales and issue expenses	—	—	—	1	—	—	1
Amortization	(3)	(2)	(2)	(3)	(3)	(8)	(8)
Ending balance	$119	$117	$115	$113	$110	$119	$110

3Q 2024 Financial Supplement	30

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, Net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
In the fourth quarter of 2023, the Company updated its operating earnings measure to exclude the impact of realized amounts related to equity classified instruments. The recognition of the realized capital gains and losses from investments in current Net investment income is generally considered distortive and not reflective of the ongoing core business activities of the segments. The presentation of operating earnings in prior periods was not revised to reflect this modification. The impact to operating earnings was immaterial for the three and nine months ended September 30, 2023.
In the first quarter of 2024, the Company began allocating to its business segments collateral expense resulting from a designated rate to be paid on the collateral held back to counterparties. The new segment allocation methodology for collateral expense is based on the income earned on cash equivalents held in the surplus segments and income earned in portfolios backing collateral expenses, such that the collateral expense would be allocated to the segments up to that amount. Any remaining amount is included within Corporate and Other. This expense was previously recorded in Corporate and Other with no allocation to our business segments in prior reporting periods.The presentation of operating earnings in prior periods was not revised to reflect this modification, however, the Company estimated that allocating collateral expense to the segments for the twelve months ended December 31, 2023 and 2022, respectively, would have resulted in a decrease to operating earnings of $4.0 million and $0.8 million for Individual Retirement, $7.7 million and $1.4 million for Group Retirement, $21.9 million and $2.5 million for Protection Solutions, $4.2 million and $1.0 million for Legacy, and an increase of $37.8 million and $5.7 million for Corporate and Other. The impact to operating earnings for each segment during the quarters of 2023 was not material. Total Company operating earnings were not impacted.

During the third quarter 2024, the Company moved revenues and expenses related to payout annuitizations from the Legacy segment to the Individual Retirement segment. Now all payout annuities will be reported within the Individual Retirement segment as the block is managed on an aggregate basis. Prior periods have been recast to reflect this change.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

3Q 2024 Financial Supplement	31

Use of Non-GAAP Financial Measures

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

3Q 2024 Financial Supplement	32

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024	9/30/2023	9/30/2024

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$1,064	$(698)	$114	$428	$(134)	$2,000	$408
Adjustments related to:
Variable annuity product features (1)	(1,380)	1,191	319	79	738	(584)	1,136
Investment gains (losses), net	411	159	39	16	46	554	101
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	8	13	17	14	13	26	44
Other adjustments (2) (3) (4)	91	153	91	(32)	—	198	59
Income tax (expense) benefit related to above adjustments	183	(319)	(98)	(16)	(167)	(40)	(281)
Non-recurring tax items (5)	36	(23)	8	5	5	(936)	18
Non-GAAP Operating Earnings	$413	$476	$490	$494	$501	$1,218	$1,485

Net income (loss) attributable to Holdings	$3.06	$(2.07)	$0.34	$1.31	$(0.42)	$5.62	$1.25
Less: Preferred stock dividends	0.04	0.08	0.04	0.08	0.05	0.15	0.17
Net income (loss) available to Holdings' common shareholders	3.02	(2.15)	0.30	1.23	(0.47)	5.47	1.08
Adjustments related to:
Variable annuity product features (1)	(3.97)	3.53	0.96	0.24	2.32	(1.64)	3.47
Investment gains (losses), net	1.18	0.47	0.12	0.05	0.14	1.56	0.31
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.02	0.04	0.05	0.04	0.04	0.07	0.13
Other adjustments (2) (3) (4)	0.27	0.46	0.27	(0.10)	—	0.55	0.19
Income tax (expense) benefit related to above adjustments	0.53	(0.95)	(0.29)	(0.05)	(0.52)	(0.11)	(0.86)
Non-recurring tax items (5)	0.10	(0.07)	0.02	0.02	0.02	(2.63)	0.05
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.15	$1.33	$1.43	$1.43	$1.53	$3.27	$4.37

Book Value per common share
Book Value per common share	$0.23	$3.26	$1.43	$0.25	$5.26	$0.23	$5.26
Less: Per share impact of AOCI	(28.66)	(23.30)	(24.93)	(26.88)	(20.90)	(28.66)	(20.90)
Book value per common share (ex. AOCI)	$28.90	$26.56	$26.36	$27.14	$26.16	$28.90	$26.16

Notes:
(1) Includes the impact of favorable assumption updates of $16 million for the three and nine months ended September 30, 2024, respectively and 40 million for the three and nine months ended September 30, 2023, respectively. The impact per common share is $0.05 for the three and nine months ended September 30, 2024, respectively and 0.11 for the three and nine months ended September 30, 2023, respectively.
(2) Includes certain gross legal expenses related to the COI litigation of $0 million and $106 million for the three and nine months ended September 30, 2024, respectively, and $0 million and $35 million for the three and nine months ended September 30, 2023, respectively. Includes the impact of unfavorable annual actuarial assumptions updates related to LFPB of $61 million for the three and nine months ended September 30, 2023. The legal accruals impact per common share is $0 and $0.32 for the three and nine months ended September 30, 2024, respectively, and $0 and $0.10 for the three and nine months ended September 30, 2023, respectively. Includes the impact of unfavorable annual actuarial assumptions updates related to LFPB of $0.18 and $0.17 for the three and nine months ended September 30, 2023.
(3) For the nine months ended September 30, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings. The impact per common share is $0.25 for the nine months ended September 30, 2024.
(4) For the three and nine months ended September 30, 2024, includes $78 million contingent payment gain recognized in connection with a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022. The impact per common share is $0.24 for the three and nine months ended September 30, 2024, respectively.
(5) For the three and nine months ended September 30, 2024 and 2023, respectively, non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period. An increase of the deferred tax valuation allowance of $20 million and a decrease of $970 million for the three and nine months ended September 30, 2023, respectively. The impact per common share is $0.06 and $2.73 for the three and nine months ended September 30, 2023, respectively.

3Q 2024 Financial Supplement	33

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2024	6/30/2024	9/30/2024

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,239	$908	$(290)
Adjustments related to:
Variable annuity product features	65	209	2,327
Investment (gains) losses	665	625	260
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	47	52	57
Other adjustments	397	303	212
Income tax (expense) benefits related to above adjustments	(247)	(250)	(600)
Non-recurring tax items	(346)	26	(5)
Non-GAAP Operating Earnings	$1,820	$1,873	$1,961

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$1,239	$908	$(290)
Less: Preferred stock	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$1,159	$828	$(370)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,045	$9,048	$8,872

Return on Equity (ex. AOCI)	12.8%	9.2%	(4.2)%

Non-GAAP Operating Earnings	$1,820	$1,873	$1,961
Less: Preferred stock	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,740	$1,793	$1,881
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,045	$9,048	$8,872

Non-GAAP Operating Return on Equity (ex. AOCI)	19.2%	19.8%	21.2%

3Q 2024 Financial Supplement	34

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$1,401	$3,754	$3,553	$1,642	$2,649	$2,032	$1,644	$3,220
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	(161)	2,192	1,991	80	1,087	470	82	1,658
Less: Accumulated other comprehensive income (loss)	(8,992)	(6,516)	(7,142)	(9,802)	(7,777)	(8,166)	(8,645)	(6,595)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,831	$8,708	$9,133	$9,882	$8,864	$8,636	$8,727	$8,253

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024	9/30/2024

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$4,610	$3,567	$3,030	$2,588	$2,900	$2,469	$1,992	$2,386
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	3,048	2,005	1,468	1,026	1,338	907	430	824
Less: Accumulated other comprehensive income (loss)	(5,333)	(6,636)	(7,380)	(8,113)	(7,809)	(8,222)	(8,598)	(7,796)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,381	$8,641	$8,848	$9,139	$9,147	$9,129	$9,027	$8,620

3Q 2024 Financial Supplement	35

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means Equitable Financial Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of EFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as the sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

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Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm			Analyst			Phone Number

Barclays			Alex Scott			1 (212) 526-1561
Deutsche Bank			Cave Montazeri			1 (212) 250-2798
Dowling & Partners			Joel Hurwitz			1 (860) 676-7312
Evercore ISI			Thomas Gallagher			1 (212) 446-9439
Goldman Sachs			Alex Scott			1 (212) 902-9592
Jefferies			Suneet Kamath			1 (212) 778-8602
J.P. Morgan			Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods			Ryan Krueger			1 (860) 722-5930
Morgan Stanley			Bob Jian Huang			1 (212) 761-6136
Raymond James			Wilma Burdis			1 (727) 567-9371
Truist Securities			Mark Hughes			1 (615) 748-4422
UBS			Brian Meredith			1 (212) 713-2492
Wells Fargo Securities			Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

				A.M. Best	S&P	Moody’s
Last review date				Feb '24	Feb '24	May '24

Financial Strength Ratings:
Equitable Financial Life Insurance Company				A	A+	A1
Equitable Financial Life Insurance Company of America				A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.				bbb+	A-	Baa1
AllianceBernstein L.P. (1)				—	A	A2

Investor and Media Contacts

Contact Investor Relations					Contact Media Relations
Erik Bass	Thomas Lewis	Rowan Clymer			Sophia Kim
(212) 314-2476					(212) 314-2010
IR@equitable.com					MediaRelations@equitable.com
ir.equitableholdings.com					www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '24, Moody’s as of Mar '24.

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